Exhibit 4.2

EXECUTION VERSION

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of November 20, 2012 among the guarantors listed on Schedule A hereto (the “Guarantors”), each a subsidiary of ADS WASTE HOLDINGS, INC. (or its successor), a Delaware corporation (the “Issuer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH :

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of October 9, 2012, providing for the issuance of the Issuer’s 8 1⁄4% Senior Notes due 2020 (the “Notes”), initially in the aggregate principal amount of $550,000,000;

WHEREAS, Section 4.16 of the Indenture provides that under certain circumstances the Issuer is required to cause the Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantors shall unconditionally guarantee all the Issuer’s Obligations under the Notes and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and the Issuer are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “holders” in this Supplemental Indenture shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such holders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Agreement to Guarantee. The Guarantors hereby agree, jointly and severally, to unconditionally guarantee the Issuer’s Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article Eleven of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a guarantor under the Indenture.

3. Notices. All notices or other communications to the Guarantors shall be given as provided in Section 12.02 of the Indenture.

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4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD INDICATE THE APPLICABILITY OF THE LAWS OF ANY OTHER JURISDICTION.

6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

7. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Richard Prokosch
Name:	Richard Prokosch
Title:	Vice President

ADVANCED DISPOSAL SERVICES, INC.

ADVANCED DISPOSAL RECYCLING SERVICES ATLANTA, LLC

ADVANCED DISPOSAL RECYCLING SERVICES, LLC

ADVANCED DISPOSAL RECYCLING SERVICES GULF COAST, LLC

ADVANCED DISPOSAL SERVICES ALABAMA CATS, LLC

ADVANCED DISPOSAL SERVICES ALABAMA EATS, LLC

ADVANCED DISPOSAL SERVICES ALABAMA HOLDINGS, LLC

ADVANCED DISPOSAL SERVICES ALABAMA, LLC

ADVANCED DISPOSAL SERVICES ATLANTA, LLC

ADVANCED DISPOSAL SERVICES AUGUSTA, LLC

ADVANCED DISPOSAL SERVICES BILOXI MRF, LLC

ADVANCED DISPOSAL SERVICES BILOXI TRANSFER STATION, LLC

ADVANCED DISPOSAL SERVICES BIRMINGHAM, INC.

ADVANCED DISPOSAL SERVICES CAROLINAS, LLC

ADVANCED DISPOSAL SERVICES CAROLINAS HOLDINGS, LLC

ADVANCED DISPOSAL SERVICES CENTRAL FLORIDA, LLC

ADVANCED DISPOSAL SERVICES COBB COUNTY RECYCLING FACILITY, LLC

ADVANCED DISPOSAL SERVICES COBB COUNTY TRANSFER STATION, LLC

[Signature Page to Supplemental Indenture]

ADVANCED DISPOSAL SERVICES GEORGIA HOLDINGS, LLC

ADVANCED DISPOSAL SERVICES GWINNETT TRANSFER STATION, LLC

ADVANCED DISPOSAL SERVICES GULF COAST, LLC

ADVANCED DISPOSAL SERVICES HANCOCK COUNTY, LLC

ADVANCED DISPOSAL SERVICES JACKSON, LLC

ADVANCED DISPOSAL SERVICES JACKSONVILLE, LLC

ADVANCED DISPOSAL SERVICES JONES ROAD, LLC

ADVANCED DISPOSAL SERVICES LITHONIA TRANSFER STATION, LLC

ADVANCED DISPOSAL SERVICES MACON, LLC

ADVANCED DISPOSAL SERVICES MIDDLE GEORGIA, LLC

ADVANCED DISPOSAL SERVICES MILLEDGE- VILLE TRANSFER STATION, LLC

ADVANCED DISPOSAL SERVICES MISSISSIPPI, LLC

ADVANCED DISPOSAL SERVICES MOBILE TRANSFER STATION, LLC

ADVANCED DISPOSAL SERVICES NATIONAL ACCOUNTS, LLC

ADVANCED DISPOSAL SERVICES NATIONAL ACCOUNTS HOLDINGS, INC.

ADVANCED DISPOSAL SERVICES NORTH ALABAMA LANDFILL, LLC

ADVANCED DISPOSAL SERVICES NORTH FLORIDA, LLC

ADVANCED DISPOSAL SERVICES NORTH GEORGIA, LLC

ADVANCED DISPOSAL SERVICES PASCO COUNTY, LLC

ADVANCED DISPOSAL SERVICES PRATTVILLE C&D LANDFILL, LLC

ADVANCED DISPOSAL SERVICES RENEWABLE ENERGY, LLC

ADS RENEWABLE ENERGY—EAGLE POINT, LLC

ADS RENEWABLE ENERGY—STONES THROW, LLC

ADS RENEWABLE ENERGY—WOLF CREEK, LLC

ADVANCED DISPOSAL SERVICES ROCKINGHAM COUNTY, LLC

[Signature Page to Supplemental Indenture]

ADVANCED DISPOSAL SERVICES ROGERS LAKE, LLC

ADVANCED DISPOSAL SERVICES SELMA TRANSFER STATION, LLC

ADVANCED DISPOSAL SERVICES SMYRNA TRANSFER STATION, LLC

ADVANCED DISPOSAL SERVICES SOUTH CAROLINA, LLC

ADVANCED DISPOSAL SERVICES STATELINE, LLC

ADVANCED DISPOSAL SERVICES TENNESSEE HOLDINGS, INC.

ADVANCED DISPOSAL SERVICES TENNESSEE, LLC

ARROW DISPOSAL SERVICE, LLC

BATON ROUGE RENEWABLE ENERGY LLC

CARTERSVILLE TRANSFER STATION, LLC

CARUTHERS MILL C&D LANDFILL, LLC

COASTAL RECYCLERS LANDFILL, LLC

DORAVILLE TRANSFER STATION, LLC

EAGLE POINT LANDFILL, LLC

FIRETOWER LANDFILL, LLC

GUARDIAN WASTE GROUP, INC.

HALL COUNTY TRANSFER STATION, LLC

JONES ROAD LANDFILL AND RECYCLING, LTD.

MIDDLETON, LLC

NASSAU COUNTY LANDFILL, LLC

OLD KINGS ROAD, LLC

OLD KINGS ROAD SOLID WASTE, LLC

PASCO LAKES INC.

SITE SERVICES, LLC

SSI SOUTHLAND HOLDINGS, INC. STONE’S

THROW LANDFILL, LLC TALLASSEE WASTE DISPOSAL CENTER, INC. TURKEY TROT LANDFILL, LLC

WELCOME ALL TRANSFER STATION, LLC

WOLF CREEK LANDFILL, LLC

HWSTAR HOLDINGS CORP. HIGHSTAR WASTE HOLDINGS CORP. HIGHSTAR

WASTE ACQUISITION CORP. IWSTAR

WASTE HOLDINGS CORP. NEWSTAR

WASTE HOLDINGS CORP. NORTH EAST

WASTE SERVICES, INC. NEWS NORTH

EAST HOLDINGS, INC. VERMONT

HAULING, INC.

ST. JOHNSBURY TRANSFER STATION, INC.

[Signature Page to Supplemental Indenture]

MORETOWN LANDFILL, INC.

BURLINGTON TRANSFER STATION, INC.

WAITSFIELD TRANSFER STATION, INC.

NEWS MA HOLDINGS, INC.

SOUTH HADLEY LANDFILL, LLC

OXFORD TRANSFER STATION, LLC

WSI OF NEW YORK, INC.

NORTH EAST WASTE TRANSPORT, INC.

PDC DISPOSAL CO., INC.

NEWS MID-ATLANTIC HOLDINGS, INC.

WSI MEDICAL WASTE SYSTEMS, INC.

SOMERSET HAULING, INC.

WSI SANDY RUN LANDFILL, INC.

COMMUNITY REFUSE SERVICE, INC.

NEWS PA HOLDINGS, INC.

COMMUNITY REFUSE SERVICE, LLC

MOSTOLLER LANDFILL, LLC

WSI SANDY RUN LANDFILL, LLC

INTERSTATE WASTE SERVICES OF PENNSYLVANIA, LLC

INTERSTATE WASTE SERVICES OF WESTERN PENNSYLVANIA, INC.

EVERGREEN WASTE SOLUTIONS, INC.

MCAULIFFE HAULING AND RECYCLING SERVICES, INC.

HINKLE HAULING SERVICE, INC.

EASTERN TRANS-WASTE OF MARYLAND, INC.

MOSTOLLER LANDFILL, INC.

WBLF ACQUISITION COMPANY, LLC

HIGHSTAR ROYAL OAKS I, INC.

HIGHSTAR ROYAL OAKS II, INC.

EAGLE ENVIRONMENTAL II, L.P.

HIGHSTAR GALANTE, INC.

CHAMPION RECYCLING, INC.

TRESTLE PARK CARTING, INC.

TRESTLE TRANSPORT, INC.

WESTERN MARYLAND WASTE SYSTEMS, LLC

INTERSTATE WASTE SERVICES HOLDING CO., INC.

INTERSTATE WASTE SERVICES OF NEW JERSEY, INC.

I.W.S. TRANSFER SYSTEMS OF NJ, INC.

GAROFALO BROTHERS, INC.

CROSSROADS TRANSFER SYSTEMS, INC.

I.W.S. TRANSFER SYSTEMS OF N.Y., INC.

VEOLIA ES SOLID WASTE, INC.

[Signature Page to Supplemental Indenture]

VEOLIA ES SOLID WASTE OF NORTH AMERICA, LLC

VEOLIA ES SOLID WASTE LEASING CORP.

VEOLIA ES SOLID WASTE MIDWEST, LLC

VEOLIA ES CRANBERRY CREEK LANDFILL, LLC

VEOLIA ES EMERALD PARK LANDFILL, LLC

LAND & GAS RECLAMATION, INC.

LANDSOUTH, INC.

VEOLIA ES SEVEN MILE CREEK LANDFILL, LLC

VEOLIA ES GLACIER RIDGE LANDFILL, LLC

VEOLIA ES HICKORY MEADOWS LANDFILL, LLC

SUMMIT, INC.

SOUTH SUBURBAN, LLC

VEOLIA ES VALLEY MEADOWS LANDFILL, LLC

VEOLIA ES MALLARD RIDGE LANDFILL, INC

VEOLIA ES BLACKFOOT LANDFILL, INC

VEOLIA ES HOOSIER LANDFILL, INC.

VEOLIA ES PONTIAC LANDFILL, INC.

VEOLIA ES ARBOR HILLS LANDFILL, INC.

VEOLIA ES CEDAR HILL LANDFILL, INC

VEOLIA ES STAR RIDGE LANDFILL, INC.

VEOLIA ES EAGLE BLUFF LANDFILL, INC.

VEOLIA ES SOLID WASTE OF PA, INC.

VEOLIA ES GREENTREE LANDFILL, LLC

VEOLIA ES CHESTNUT VALLEY LANDFILL, INC.

VEOLIA ES LANCASTER, LLC

VEOLIA ES MOREHEAD LANDFILL, INC

VEOLIA ES BLUE RIDGE LANDFILL, INC

VEOLIA ES MAPLE HILL LANDFILL, INC.

VEOLIA ES OAK RIDGE LANDFILL, INC.

VEOLIA ES PECAN ROW LANDFILL, LLC

VEOLIA ES MAGNOLIA RIDGE LANDFILL, LLC

VEOLIA ES EVERGREEN LANDFILL, INC.

VEOLIA ES TAYLOR COUNTY LANDFILL, LLC

VEOLIA ES SOLID WASTE OF NJ, INC.

VEOLIA ES CYPRESS ACRES LANDFILL, INC.

PARKER SANITATION II, INC.

VEOLIA ES SOLID WASTE SOUTHEAST, INC.

SUPERIOR WASTE SERVICES OF NEW YORK CITY, INC.

VEOLIA ES VALLEY VIEW LANDFILL, INC.

VEOLIA ES ORCHARD HILLS LANDFILL, INC.

VEOLIA ES SUMNER LANDFILL, INC.

VEOLIA ES WAYNE COUNTY LANDFILL, INC.

VEOLIA ES ZION LANDFILL, INC.

VEOLIA ES ROLLING HILLS LANDFILL, INC

[Signature Page to Supplemental Indenture]

VEOLIA ES VASKO RUBBISH REMOVAL, INC. VEOLIA ES VASKO SOLID WASTE, INC. ECO-SAFE SYSTEMS, LLC

By:	/s/ Steven R. Carn
Name:	Steven R. Carn
Title:	Chief Financial Officer, Treasurer

INTERSTATE WASTE SERVICES, INC. By:

/s/ Scott E. Friedlander
Name:	Scott E. Friedlander
Title:	Secretary

[Signature Page to Supplemental Indenture]

VEOLIA ES VASKO RUBBISH REMOVAL, INC. VEOLIA ES VASKO SOLID WASTE, INC. ECO-SAFE SYSTEMS, LLC

By:	/s/ Steven R. Carn
Name:	Steven R. Carn
Title:	Chief Financial Officer, Treasurer

INTERSTATE WASTE SERVICES, INC.

By:	/s/ Scott E. Friedlander
Name:	Scott E. Friedlander
Title:	Secretary

[Signature Page to Supplemental Indenture]

Schedule A

Guarantors

Advanced Disposal Services, Inc.

Advanced Disposal Recycling Services Atlanta, LLC

Advanced Disposal Recycling Services, LLC

Advanced Disposal Recycling Services Gulf Coast, LLC

Advanced Disposal Services Alabama CATS, LLC

Advanced Disposal Services Alabama EATS, LLC

Advanced Disposal Services Alabama Holdings, LLC

Advanced Disposal Services Alabama, LLC

Advanced Disposal Services Atlanta, LLC

Advanced Disposal Services Augusta, LLC

Advanced Disposal Services Biloxi MRF, LLC

Advanced Disposal Services Biloxi Transfer Station, LLC

Advanced Disposal Services Birmingham, Inc.

Advanced Disposal Services Carolinas, LLC

Advanced Disposal Services Carolinas Holdings, LLC

Advanced Disposal Services Central Florida, LLC

Advanced Disposal Services Cobb County Recycling Facility, LLC

Advanced Disposal Services Cobb County Transfer Station, LLC

Advanced Disposal Services Georgia Holdings, LLC

Advanced Disposal Services Gwinnett Transfer Station, LLC

Advanced Disposal Services Gulf Coast, LLC

Advanced Disposal Services Hancock County, LLC

Advanced Disposal Services Jackson, LLC

Advanced Disposal Services Jacksonville, LLC

Advanced Disposal Services Jones Road, LLC

Advanced Disposal Services Lithonia Transfer Station, LLC

Advanced Disposal Services Macon, LLC

Advanced Disposal Services Middle Georgia, LLC

Advanced Disposal Services Milledgeville Transfer Station, LLC

Advanced Disposal Services Mississippi, LLC

Advanced Disposal Services Mobile Transfer Station, LLC

Advanced Disposal Services National Accounts, LLC

Advanced Disposal Services National Accounts Holdings, Inc.

Advanced Disposal Services North Alabama Landfill, LLC

Advanced Disposal Services North Florida, LLC

Advanced Disposal Services North Georgia, LLC

Advanced Disposal Services Pasco County, LLC

Advanced Disposal Services Prattville C&D Landfill, LLC

Advanced Disposal Services Renewable Energy, LLC

ADS Renewable Energy—Eagle Point, LLC

ADS Renewable Energy—Stones Throw, LLC

ADS Renewable Energy—Wolf Creek, LLC

Advanced Disposal Services Rockingham County, LLC

[Schedule A to Supplemental Indenture]

Advanced Disposal Services Rogers Lake, LLC

Advanced Disposal Services Selma Transfer Station, LLC

Advanced Disposal Services Smyrna Transfer Station, LLC

Advanced Disposal Services South Carolina, LLC

Advanced Disposal Services Stateline, LLC

Advanced Disposal Services Tennessee Holdings, Inc.

Advanced Disposal Services Tennessee, LLC

Arrow Disposal Service, LLC

Baton Rouge Renewable Energy LLC

Cartersville Transfer Station, LLC

Caruthers Mill C&D Landfill, LLC

Coastal Recyclers Landfill, LLC

Doraville Transfer Station, LLC

Eagle Point Landfill, LLC

Firetower Landfill, LLC

Guardian Waste Group, Inc.

Hall County Transfer Station, LLC

Jones Road Landfill and Recycling, Ltd.

Middleton, LLC

Nassau County Landfill, LLC

Old Kings Road, LLC

Old Kings Road Solid Waste, LLC

Pasco Lakes Inc.

Site Services, LLC

SSI Southland Holdings, Inc.

Stone’s Throw Landfill, LLC

Tallassee Waste Disposal Center, Inc.

Turkey Trot Landfill, LLC

Welcome All Transfer Station, LLC

Wolf Creek Landfill, LLC

HWStar Holdings Corp. Highstar

Waste Holdings Corp. Highstar

Waste Acquisition Corp. IWStar

Waste Holdings Corp. NEWStar

Waste Holdings Corp. North East

Waste Services, Inc. NEWS North

East Holdings, Inc. Vermont

Hauling, Inc.

St. Johnsbury Transfer Station, Inc.

Moretown Landfill, Inc.

Burlington Transfer Station, Inc.

Waitsfield Transfer Station, Inc.

NEWS MA Holdings, Inc.

South Hadley Landfill, LLC

Oxford Transfer Station, LLC

WSI of New York, Inc.

[Schedule A to Supplemental Indenture]

North East Waste Transport, Inc.

PDC Disposal Co., Inc.

NEWS Mid-Atlantic Holdings, Inc.

WSI Medical Waste Systems, Inc.

Somerset Hauling, Inc.

WSI Sandy Run Landfill, Inc.

Community Refuse Service, Inc.

NEWS PA Holdings, Inc.

Community Refuse Service, LLC

Mostoller Landfill, LLC

WSI Sandy Run Landfill, LLC

Interstate Waste Services of Pennsylvania, LLC

Interstate Waste Services of Western Pennsylvania, Inc.

Evergreen Waste Solutions, Inc.

McAuliffe Hauling and Recycling Services, Inc.

Hinkle Hauling Service, Inc.

Eastern Trans-Waste of Maryland, Inc.

Mostoller Landfill, Inc.

WBLF Acquisition Company, LLC

Highstar Royal Oaks I, Inc.

Highstar Royal Oaks II, Inc.

Eagle Environmental II, L.P.

Highstar Galante, Inc.

Champion Recycling, Inc.

Trestle Park Carting, Inc.

Trestle Transport, Inc.

Western Maryland Waste Systems, LLC

Interstate Waste Services Holding Co., Inc.

Interstate Waste Services of New Jersey, Inc.

I.W.S. Transfer Systems of NJ, Inc.

Garofalo Brothers, Inc. Interstate

Waste Services, Inc. Crossroads

Transfer Systems, Inc. I.W.S.

Transfer Systems of N.Y., Inc. Veolia

ES Solid Waste, Inc.

Veolia ES Solid Waste of North America, LLC

Veolia ES Solid Waste Leasing Corp.

Veolia ES Solid Waste Midwest, LLC

Veolia ES Cranberry Creek Landfill, LLC

Veolia ES Emerald Park Landfill, LLC

Land & Gas Reclamation, Inc.

Landsouth, Inc.

Veolia ES Seven Mile Creek Landfill, LLC

Veolia ES Glacier Ridge Landfill, LLC

Veolia ES Hickory Meadows Landfill, LLC

Summit, Inc.

[Schedule A to Supplemental Indenture]

South Suburban, LLC

Veolia ES Valley Meadows Landfill, LLC

Veolia ES Mallard Ridge Landfill, Inc

Veolia ES Blackfoot Landfill, Inc

Veolia ES Hoosier Landfill, Inc.

Veolia ES Pontiac Landfill, Inc.

Veolia ES Arbor Hills Landfill, Inc.

Veolia ES Cedar Hill Landfill, Inc

Veolia ES Star Ridge Landfill, Inc.

Veolia ES Eagle Bluff Landfill, Inc.

Veolia ES Solid Waste of PA, Inc.

Veolia ES Greentree Landfill, LLC

Veolia ES Chestnut Valley Landfill, Inc.

Veolia ES Lancaster, LLC

Veolia ES Morehead Landfill, Inc

Veolia ES Blue Ridge Landfill, Inc

Veolia ES Maple Hill Landfill, Inc.

Veolia ES Oak Ridge Landfill, Inc.

Veolia ES Pecan Row Landfill, LLC

Veolia ES Magnolia Ridge Landfill, LLC

Veolia ES Evergreen Landfill, Inc.

Veolia ES Taylor County Landfill, LLC

Veolia ES Solid Waste of NJ, Inc.

Veolia ES Cypress Acres Landfill, Inc.

Parker Sanitation II, Inc.

Veolia ES Solid Waste Southeast, Inc.

Superior Waste Services of New York City, Inc.

Veolia ES Valley View Landfill, Inc.

Veolia ES Orchard Hills Landfill, Inc.

Veolia ES Sumner Landfill, Inc.

Veolia ES Wayne County Landfill, Inc.

Veolia ES Zion Landfill, Inc.

Veolia ES Rolling Hills Landfill, Inc

Veolia ES Vasko Rubbish Removal, Inc.

Veolia ES Vasko Solid Waste, Inc.

Eco-Safe Systems, LLC

[Schedule A to Supplemental Indenture]